UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Nukkleus Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Nukkleus Inc.

NOTICE OF 2025 ANNUAL MEETING

AND

PROXY STATEMENT

November 6, 2025

at 10:00 a.m. Eastern Time

Virtual Meeting to be Held by Webcast

Nukkleus Inc.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 6, 2025

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Nukkleus Inc. (“Nukkleus” or the “Company”) will be held virtually by webcast, on November 6, 2025, at 10:00 a.m. Eastern Time, to consider the below proposals. As in recent years, in order to provide safe and expanded access, improved communication, reduced environmental impact and cost savings, the Annual Meeting will be held in a virtual meeting format at https://www.cstproxy.com/nukk/sm2025.

1.	To elect the five director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.

To ratify the appointment of Somekh Chaikin, a member firm of KPMG International, as the Company’s independent external auditors for the fiscal year ending December 31, 2025 and the authorize the Company’s Board of Directors to fix their remuneration;

3.	To approve and ratify the 2025 Equity Incentive Plan and the authorization of 3,950,000 shares of common stock for issuance thereunder; and

4.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTE AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” the directors set forth in Proposal 1 and “FOR” Proposals 2, 3 and 4. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting.

In order to provide safe and expanded access, improved communication, reduced environmental impact and cost savings we are pleased that for this year’s Annual Meeting we will again be hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions prior to and during the meeting by visiting: https://www.cstproxy.com/nukk/sm2025 at the meeting date and time described in the accompanying Proxy Statement. There is no physical location for the Annual Meeting.

We are pleased to embrace the latest technology to provide safe and expanded access, improved communication, reduced environmental impact and cost savings for our stockholders and the Company. If you plan to attend the meeting virtually on the Internet, please follow the registration instructions as outlined in this Proxy Statement.

However, whether or not you plan to attend the meeting virtually, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, please provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting virtually and wish to vote your shares personally, you may revoke your Proxy in accordance with the instructions described in the Proxy Statement. This notice and the attached Proxy Statement are first being disseminated to stockholders on or about October 17, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held November 6, 2025. In addition to the copies you have received, the Proxy Statement and our 2024 Annual Report on Form 10-K, Form 10-KT, Form 10-K/A and Form 10-KT/A are available at https://www.cstproxy.com/nukk/sm2025.

By Order of the Board of Directors

/s/ Menachem Shalom
Menachem Shalom
Chief Executive Officer and Director

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING VIRTUALLY, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

Nukkleus Inc.
575 Fifth Avenue, 14th floor
New York, New York 10017

646-257-4214

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Nukkleus Inc. (“Nukkleus” or the “Company”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) which will be held virtually via webcast on November 6, 2025, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about October 17, 2025.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock virtually in person, or by delivering to the Corporate Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on October 9, 2025, will be entitled to receive notice of, attend virtually and vote at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

Nukkleus Inc. has furnished these materials to you in connection with the Company’s solicitation of proxies for use at the Annual Meeting of Stockholders to be held on November 6, 2025, at 10:00 a.m. Eastern virtually via webcast. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about October 17, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://www.cstproxy.com/nukk/sm2025. You also will be able to vote your shares online by going to https://www.cstproxy.com/nukk/sm2025.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10.00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

How do I register to attend the Annual Meeting virtually on the Internet?

Prior to the commencement of the meeting please go to https://www.cstproxy.com/nukk/sm2025. There you will be asked to register with your name, e-mail address and company details — or if none insert “Individual”.

We encourage stockholders to vote prior to the meeting but if you wish to vote on the day of the meeting you will be able to vote your shares online by going to https://www.cstproxy.com/nukk/sm2025 and please follow the instructions in “How to Vote” below and on your Proxy Card.

Why are you holding a virtual meeting instead of a physical meeting?

In order to provide safe and expanded access for all stockholders, improved communication, reduced environmental impact and cost savings we are very pleased that for this year’s Annual Meeting will again be hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions prior to and during the meeting by visiting: https://www.cstproxy.com/nukk/sm2025 at the meeting date and time described in the accompanying Proxy Statement. You will be able to vote your shares electronically by going to https://www.cstproxy.com/nukk/sm2025. There is no physical location for the Annual Meeting. If you plan to attend the meeting virtually on the Internet, please follow the registration instructions as outlined in this Proxy Statement.

What is included in these materials?

These materials include:

●	this Proxy Statement for the Annual Meeting;

●	the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024;

●	the Company’s Transition Report on Form 10-KT for the transition period from September 30, 2024 to December 31, 2024;

●	the Company’s Annual Report on Form 10-K/A for the fiscal year ended September 30, 2024; and

●	the Company’s Transition Report on Form 10-KT/A for the fiscal year ended December 31, 2024.

What is the proxy card?

The proxy card enables you to appoint Menachem Shalom, our Chief Executive Officer, as your representative at the Annual Meeting. By completing and returning a proxy card, or by voting electronically or by telephone you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card (or submitted electronically or by telephone). This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including:

(i)	the election of five persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified;

(ii)	Ratification of the appointment of Somekh Chaikin, a member firm of KPMG International, as the Company’s independent external auditors for the fiscal year ending December 31, 2025 and the authorize the Company’s Board of Directors to fix their remuneration; and

(iii)	approval and ratification of the 2025 Equity Incentive Plan and the authorization of 3,950,000 shares of common stock for issuance thereunder.

In addition, management will respond to questions from stockholders.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one-third of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were 13,550,766 shares of Nukkleus common stock issued and outstanding. Thus, the presence of the holders of common stock representing at least 4,516,922 votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Our stockholders may hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

How can I get electronic access to the proxy materials?

In addition to the copies of this proxy that you may receive, the Notice of Internet Availability provides you with instructions regarding how to:

●	view the Company’s proxy materials for the Annual Meeting on the Internet at https://www.cstproxy.com/nukk/sm2025;

●	request hard copies of the materials; and

●	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record

If on October 9, 2025, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares via the Internet or by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on October 9, 2025, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by visiting https://www.cstproxy.com/nukk/sm2025 and following the instructions provided on the enclosed Proxy Card.

●	By Telephone. You may vote by calling the toll free number found on the Proxy Card.

●	By Mail. You may vote by completing, signing, dating and returning your Proxy Card in the pre-addressed, postage-paid envelope provided.

●	In Person Virtually. You may attend and vote at the Annual Meeting virtually. When you log on to the Webcast there will be instructions about how to vote.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

●	In Person Virtually. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. When you log on to the Webcast there will be instructions about how to vote.

What are abstentions and broker non-votes?

While the inspector of elections will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of the shares of common stock issued and outstanding, a majority of the voting power of the Company’s capital stock present in person or by proxy and entitled to vote at the meeting or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers (see What happens if I do not give specific voting instructions). As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

●	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

●	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but not on non-routine matters.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

●	for election of the five director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

●

for ratification of the appointment of Somekh Chaikin, a member firm of KPMG International, as the Company’s independent external auditors for the fiscal year ending December 31, 2025 and the authorize the Company’s Board of Directors to fix their remuneration; and

●	for the approval and ratification of the 2025 Equity Incentive Plan and the authorization of 3,950,000 shares of common stock for issuance thereunder.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are proxy materials delivered to households?

Only one copy of the Annual Report on Form 10-K for the fiscal year ending September 30, 2024, the Form 10-K/A, the Form 10-KT for the transition period from September 30, 2024 to December 31,2024 and the Form 10-KT/A and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company’s Annual Report on Form 10-K, as amended, and the Form 10-KT, as amended, or this Proxy Statement, as applicable. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report on Form 10-K, as amended, and the Form 10-KT, as amended, and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Nukkleus Inc., 575 Fifth Avenue, 14th floor, New York, New York 10017; Attention: Corporate Secretary.

How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of the Company’s outstanding common stock, the Company’s directors, the Company’s executive officers, and the directors and executive officers as a group as of October 9, 2025, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name	Position	Number of Shares of Common Stock	Percentage of Common Stock (1)
Officer and Directors
Menachem Shalom	CEO and Director	500,000	3.7%
David Rokach	Director	10,000	*
Tomer Nagar	Director	10,000	*
Aviya Volodarsky	Director	10,000	*
Reuven Yeganeh	Director	10,000	*
Anastasiia Kotaieva(2)	Director	1,847,373	13.6%
Total Officers and Directors (6 people)		2,387,373	17.6%

5% Stockholders

X Group Fund of Funds LP (2)		1,847,373	13.6%
Esousa Group Holdings LLC(3)		1,503,968	9.99%

(1)	Applicable percentage ownership is based on 13,550,766 shares of common stock outstanding as of October 9, 2025. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of are deemed to be beneficially owned by the person holding such securities for computing the percentage of ownership of such person, but are not treated as outstanding for computing the percentage ownership of any other person.

(2)	Represents 150,000 shares of common stock personally and 1,697,373 shares of common stock held as of record by X Group Family of Funds Limited Partnership. Anastasiia Kotaieva, a director of the Company, is the owner of X Group Fund of Funds Limited Partnership, and has voting and dispositive control over the securities held by X Group Fund of Funds Limited Partnership.

(3)	Esousa Group Holdings LLC holds 190 shares of Series A Convertible Preferred Stock which are currently convertible to 1,942,560 shares of common stock and 190 warrants to purchase 3,031,830 shares of common stock at an exercise price of $5.405 per share. Michael Wachs, the owner of Esousa Group Holdings LLC, has voting and dispositive control over the securities held by Esousa Group Holdings LLC. The convertible preferred stock and the warrants limit the exercise such that beneficial ownership does not exceed 9.99%. Esousa Group Holdings LLC is also entitled to receive $1,250,000 worth of additional shares of common stock pursuant to a common stock purchase agreement, dated as of September 18, 2025, between the Company and Esousa Group Holdings LLC (the “Commitment Shares”). The number of Commitment Shares is based on the volume weighted average price as of a date in the future and is presently indeterminable.

*	Less than 1%.

INFORMATION ABOUT THE CURRENT BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Name	Age	Position
Menachem Shalom	50	Chief Executive Officer and Director
David Rokach	55	Director
Tomer Nagar	37	Director
Aviva Volodarsky	41	Director
Reuven Yeganeh	48	Director
Anastasiia Kotaieva	33	Director*

*	Ms. Kotaieva is not being nominated as a director at the Annual Meeting.

Set forth below is a brief description of the background and business experience of our current executive officers or directors.

Menachem Shalom has been our Chief Executive Officer and member of our Board of Directors since September 2024. Mr. Shalom has been the Chief Executive Officer and a Director of Kochav Defense Acquisition Corp., (NASDAQ: KCHV) a SPAC that completed its $253 million initial public offering in May 2025 and is currently seeking a business combination target in the defense and aerospace industries. Mr. Shalom has served as a director and the Chief Executive Officer of Motomova Inc (OTC Markets: MTMV) since December 1, 2022 and its Secretary since May 24, 2023. Mr. Shalom was the Co-Chief Executive Officer, and a member of the board of directors of MEA since January 2022. Since 2017, Mr. Shalom has also served as CEO of Hold Me Ltd., a digital platform for mobile wallet and payments founded by Mr. Shalom. Mr. Shalom is the principal executive and financial officer and sole director of Hold Me Ltd., a company registered with the Securities and Exchange Commission. Prior to his tenure with the Company, Mr. Shalom founded and served as CEO of Wayerz Solutions, Ltd., a digital platform for correspondent banking and wires’ routing optimization, between 2014 and 2017 and as Vice President of Business Development, Sales and Marketing at Dsnr Media Group Ltd., an international cross-platform digital advertising company. Mr. Shalom also founded and served as CEO of Mipso Ltd., a software-as-a-service provider in the fashion and retail industry, between 2010 and 2013; ooga studio Ltd., an industrial design incubator, between 2007 and 2010; and Medifreeze Ltd., a startup in the area of stem cell cryopreservation, between 2004 and 2009. Mr. Shalom received his MBA at the Hebrew University of Jerusalem in 2003 after receiving an LLM in corporate law at Columbia University School of Law in 2000.

The Board believes that Mr. Shalom is qualified to serve on the Board because of his experience as Chief Executive Officer of the Company and his past experience at founding and operating various companies.

David Rokach has been a member of our Board of Directors since September 2024. Mr. Rokach is the founder and has served as the CEO of Tokara Management Ltd. since 2014, which provides investment management services to hedge funds. Mr. Rokach also serves as a Senior Investment Manager of X Group Fund of Funds since January 2020. X Group Fund of Funds has provided a loan to the Company and also holds a warrant. Mr. Rokach has also held certain roles with Clal Finance. Mr. Rokach graduated from The Hebrew University of Jerusalem with a Bachelor of Arts International Relations in 1993 and from the Tel Aviv University with a diploma in Financial Investment Management in 1993. Mr. Rokach attended New York University in 1994 studying investment management.

The Board believes that Mr. Rokach is qualified to serve on the Board because of his familiarity with the Company and his previous business experiences.

Tomer Nagar has been a member of our Board of Directors since November 8, 2024. He has been employed in the sales department for Sogolowek Food Group since 2019. Prior to joining Sogolowek, Mr. Nagar served in the Israeli Air Force from 2006 through 2018 as a First Sergeant and Master Sergeant. Mr. Nagar graduated from the Israeli Air Force College in 2005 with a degree in Aviation Machinery.

The Board believes that Mr. Nagar is qualified to serve on the Board because of his extensive experience in the air force and his previous business experiences.

Aviya Volodarsky has been a member of our Board of Directors since November 8, 2024. She is an attorney and since 2023 has practiced as a self-employed attorney in Israel specializing in torts, corporate law, administrative law and civil litigation. From 2017 through 2023, Ms. Volodarsky was employed by the Law Firm of Attorney Yigal Matzlavi. Ms. Volodarsky studied at the Ono Academic College.

The Board believes that Ms. Volodarsky is qualified to serve on the Board because of her legal expertise and experience in private practice.

Reuven Yeganeh has been a member of our Board of Directors since June 13, 2024. He is an experienced business manager with specific experience in managing funds and a demonstrated history of working in the financial services industry. Since 2021, Mr. Yeganeh has served as a derivatives trader for Inbar Group Finance Ltd. From 2018 to 2021, Mr. Yeganeh was the Chairman of the Board of Directors of Fantazy Network (market: TASE: WILK), which specialized in cannabis investments, and from April 2012 to 2018 was the Chairman of the Board of Directors of Direct Capital (TASE: DCI-M), which was engaged in real estate investments. Prior to 2012, Mr. Yeganeh worked for various investment companies providing managing investment strategy. Further, from 1998 through 2001, Mr. Yeganeh served as a Non-Commissioned Officer it the Israeli Air Force. Mr. Yeganeh received a BA degree in Economics and Administration specializing in finance from Ruppin College, Israel in 2004 and a license to manage investment portfolios from the Israeli Securities Authority in 2006.

The Board believes that Mr. Yeganeh is qualified to serve on the Board because of his familiarity with the Company and his extensive experience in the financial services industry.

Director Independence

Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company’s Board of Directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that each of David Rokach, Tomer Nagar, Aviya Volodarsky and Reuven Yeganeh be an independent director under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act. In making these determinations, the Board of Directors considered the current and prior relationships that each non-employee director has with Nukkleus and will have with the combined company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our common stock by each non-employee director, and the transactions involving them described in the section entitled “Certain Relationships and Related Transactions.”

Committees of the Board of Directors

The standing committees of our board of directors consist of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act and consists of David Rokach, Reuven Yeganeh and Aviya Volodarsky, each of whom are independent directors and are “financially literate” as defined under the Nasdaq listing standards. Nukkleus’s board of directors has determined that Reuven Yeganeh qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC. Mr. Yeganeh serves as the Chairperson of the Audit Committee. The Audit Committee is responsible for overseeing management’s implementation of effective internal accounting and financial controls, supervising matters relating to audit functions, reviewing and setting internal policies and procedures regarding audits, accounting and other financial controls, reviewing the results of our audit performed by the independent public accountants, and evaluating and selecting the independent public accountants. The Audit Committee has adopted an Audit Committee Charter which is posted on our website at http://www.nukk.com. During the year ended 2024, the Audit Committee met threetimes.

Compensation Committee

The Compensation Committee consists of David Rokach, Reuven Yeganeh and Aviya Volodarsky, and Aviya Volodarsky is the Chairperson of said Committee. The Compensation Committee determines matters pertaining to the compensation of our named executive officers and administers our stock option and incentive compensation plans, including our Equity Incentive Plans. The Compensation Committee has adopted a Compensation Committee Charter which is posted on our website at http://www.nukk.com. The Compensation Committee met once during fiscal year ended December 31, 2024.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The Nominating and Corporate Governance Committee consists of David Rokach, Reuven Yeganeh and Aviya Volodarsky, and Mr. Rokach serves as the Chairperson. The Nominating and Corporate Governance Committee has adopted a charter which is posted on our website at http://www.nukk.com. The Nominating and Corporate Governance Committee met once during fiscal year ended December 31, 2024.

Nomination of Directors

As provided in its charter, the Governance Committee is responsible for identifying individuals qualified to become directors. The Governance Committee seeks to identify director candidates based on input provided by a number of sources including (1) the Governance Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chair of the Board, and (5) third parties such as service providers. In evaluating potential candidates for director, the Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

●	high personal and professional ethics and integrity;

●	the ability to exercise sound judgment;

●	the ability to make independent analytical inquiries;

●	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

●	the appropriate and relevant business experience and acumen.

Director Attendance at Annual Meeting of Stockholders; Action by Written Consent

We do not have a formal policy regarding attendance by members of our Board at the annual meeting of stockholders; however, directors are encouraged to attend all such meetings. The Board of Directors took action by written resolutions.

Family Relationships

There are no family relationships among our directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers has:

●	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

●	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

●	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

●	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

●	Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

To our knowledge, none of our directors and executive officers has at any time been subject to any proceedings:

●	that were initiated by any regulatory, civil or criminal agency

●	in which claims alleging fraud were asserted and seeking damages in excess of $100,000

Code of Ethics

We have adopted a Code of Business Conduct and Ethics Policy (the “Code of Ethics”) that applies to all directors and officers, which will be posted on our website at https://www.nukk.com. The Code of Ethics describes the legal, ethical and regulatory standards that must be followed by the directors and officers of the Company and sets forth high standards of business conduct applicable to each director and officer. As adopted, the Code of Ethics sets forth written standards that are designed to deter wrongdoing and to promote, among other things:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	compliance with applicable governmental laws, rules and regulations;

●	the prompt internal reporting of violations of the Code of Ethics to the appropriate person or persons identified in the code; and

●	accountability for adherence to the Code of Ethics.

Insider Trading Policy

We have adopted a formal policy against insider trading which provides guidelines to all of our directors, officers, employees, and consultants with respect to trading in our securities, as well as the securities of publicly traded companies with whom we have a business relationship. This policy has been designed to prevent insider trading or even allegations of insider trading.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of our common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with on a timely basis.

Compensation of Directors

The following table sets forth the compensation of non-management Directors earned during the three months ended December 31, 2024. The following table sets forth all information concerning all cash and non-cash compensation awarded to, earned by or paid to our non-employee directors during the three months ended December 31, 2024.

	Non-Employee Director Compensation
					Change in
					Pension Value
				Non-equity	and
	Fees Earned			Incentive	Non-Qualified
	or Paid	Stock	Option	Plan	Deferred	All Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	$	$	$	$	Earnings	$	$
Nicholas Gregory (1)	1,667	60,011	-	-	-	-	61,678
Daniel Marcus (1)	1,667	60,011	-	-	-	-	61,678
Brian Schweiger (1)	1,667	60,011	-	-	-	-	61,678
Reuven Yeganeh (2)	5,000	13,900	-	-	-	-	18,900
Anastasiia Kotaieva (2)	5,000	208,500	-	-	-	-	213,500
David Rokach (3)	5,000	13,900	-	-	-	-	18,900
Tomer Nagar	3,333	13,900	-	-	-	-	17,233
Aviya Volodarsky (4)	3,333	13,900	-	-	-	-	17,233

(1)	Mr. Gregory, Mr. Marcus & Mr. Schweiger resigned as directors on November 8, 2024

(2)	Mr. Yeganeh & Ms. Kotaieva were appointed as directors on June 13, 2024

(3)	Mr. Rokach was appointed as director on July 24, 2024

(4)	Mr. Nagar & Ms. Volodarsky were appointed as directors on November 8, 2024

The following table sets forth all information concerning all cash and non-cash compensation awarded to, earned by or paid to our non-employee directors during the fiscal year ended September 30, 2024.

	Non-Employee Director Compensation
					Change in
					Pension Value
					and
	Fees Earned			Non-equity	Non-Qualified
	or Paid	Stock	Option	Incentive Plan	Deferred	All Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	$	$	$	$	Earnings	$	$
Nicholas Gregory (1)	20,000	-	-	-	-	-	20,000
Daniel Marcus (1)	20,000	-	-	-	-	-	20,000
Brian Schweiger (1)	20,000	-	-	-	-	-	20,000
Brian Ferrier (2)	13,333	-	-	-	-	-	13,333
Derek Campbell (2)	6,667	-	-	-	-	-	6,667
Reuven Yeganeh (3)	5,833	-	-	-	-	-	5,833
Anastasiia Kotaieva (3)	5,833	-	-	-	-	-	5,833
David Rokach (4)	3,333	-	-	-	-	-	3,333

(1)	Mr. Gregory, Mr. Marcus & Mr. Schweiger resigned as directors on November 8, 2024

(2)	Mr. Ferrier & Colonel Derek Campbell resigned as directors on May 24, 2024

(3)	Mr. Yeganeh & Ms. Kotaieva were appointed as directors on June 13, 2024

(4)	Mr. Rokach was appointed as director on July 24, 2024

 Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our Chief Executive Officer (including director compensation) during the three months ended December 31, 2024. No other executive officer received compensation in excess of $25,000 during the three months ended December 31, 2024.

	Three					Nonequity	Nonqualified
	months					incentive	deferred
	ended			Stock	Option	plan	Compensation	All other
	December 31,	Salary	Bonus	awards	awards	compensation	earnings	compensation	Total
Name and principal position (a)	(b)	(c) $	(d) $	(e) $	(f) $	(g) $	(h) $	(i) $	(j) $
Menachem Shalom	2024	65,000	-	695,000	-	-	-	-	760,000
CEO

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our Chief Executive Officers and Chief Operation Officer (including Director compensation) during the fiscal years ended September 30, 2024 and 2023. No other executive officer received compensation in excess of $100,000 during the fiscal years ended September 30, 2024 and 2023.

						Nonequity	Nonqualified
						incentive	Deferred
	Fiscal			Stock	Option	plan	Compensation	All other
	year	Salary	Bonus	awards	awards	compensation	Earnings	compensation	Total
Name and principal position (a)	(b)	(c) $	(d) $	(e) $	(f) $	(g) $	(h) $	(i) $	(j) $
Menachem Shalom	2024	23,333	-	-	-	-	-	-	23,333
CEO	2023	-	-	-	-	-	-	-	-

Emil Assentato	2024	16,667	-	-	-	-	-	-	16,667
Former CEO	2023	20,000	-	-	-	-	-	-	20,000

Jamal “Jamie” Khurshid	2024	232,020	-	-	207,192	-	-	-	439,212
Former COO	2023	257,171	-	-	276,258	-	-	-	533,429

Employment Agreements

On July 24, 2024, Emil Assentato resigned as Chief Executive Officer and from the Board of Directors.

On September 23, 2021, the Company entered into a Consultancy Agreement with Jamal “Jamie” Khurshid, the Company’s COO. Pursuant to the agreement, Mr. Khurshid is employed as Chief Operating Officer of the Company unless terminated pursuant to the terms of the agreement. During the term of the agreement, Mr. Khurshid is entitled to two hundred and fifteen thousand Euro (€215,000) annually. Mr. Khurshid advised the Company that he was resigning as Chief Executive Officer and as a director of the Company effective September 2024.

In 2022, the Company entered into an amendment with Jamal “Jamie” Khurshid, pursuant to which the Company agreed to grant Jamal “Jamie” Khurshid stock options to acquire 85,714 shares of common stock at an exercise price of $3.15 per share. On November 8, 2024, the Company entered into a Settlement Agreement and Release with Mr. Khurshid and Match in which each party released the other.

Menachem Shalom was appointed as a director on September 4, 2024. On December 16, 2024, the Company entered into a Consultancy Agreement with Billio Ltd, a company wholly owned by Menachem Shalom, the Company’s CEO, effective September 1, 2024. Pursuant to the agreement, Mr. Shalom is employed as Chief Executive Officer of the Company unless terminated pursuant to the terms of the agreement. During the initial term of the agreement (September 2024 through February 2025), Mr. Shalom is entitled to receive $20,000 monthly, with subsequent semi-annual $5,000 monthly increases effective March 2025 & September 2025.

On April 8, 2025, the Board adopted the Company’s Policy for the Recovery of Erroneously Awarded Compensation, in accordance with Nasdaq Rule 5608 (“Clawback Policy”). The Clawback Policy provides for the reasonably prompt recovery by the Company of Incentive Based Compensation paid to a Covered Person (an executive officer and certain other specified senior employees), to the extent erroneously awarded, following an Accounting Restatement by the Company. The Clawback Policy applies to all Incentive Based Compensation paid after the date of adoption of the Clawback Policy.

Option Exercises and Stock Vested

There were no options exercised by our executive officers or stock vested to our executive officers during the year ended September 30, 2024 or the three month period ended December 31, 2024.

Outstanding Equity Awards

The following table sets forth information with respect to the outstanding equity awards of our principal executive officers and principal financial officer during the three months ended December 31, 2024, and each person who served as an executive officer of the Company as of December 31, 2024:

Outstanding Equity Awards
	Option Awards					Stock Awards

Equity
incentive
plan
								Equity	awards:
								incentive	Market
								plan	or
								awards:	payout
			Equity					Number of	value of
			incentive				Market	unearned	unearned
			plan			Number	value of	shares,	shares,
	Number of	Number of	awards:			of shares	shares or	units or	units
	securities	securities	Number of			or units	units of	other	or other
	underlying	underlying	securities			of stock	stock	rights	rights
	unexercised	unexercised	underlying	Options		that	that	that have	that
Name and	options	options	unexercised	exercise	Option	have not	have not	not	have not
principal	Exercisable	Unexercisable	options	price	expiration	vested	vested	vested	vested
Position	(#)	(#)	(#)	($)	Date	(#)	($)	(#)	($)
Menachem Shalom	-	-	-	-	-	-	-	-	-
CEO

Emil Assentato,
CEO	-	-	-	-	-	-	-	-	-

Jamal “Jamie”
Khurshid,
COO	10,715	-	10,715	25.20	1/1/2027	-	-	-	-

*	Reflects 8:1 reverse stock split in October 2024

The following table sets forth information with respect to the outstanding equity awards of our principal executive officers and principal financial officer during the year ended September 30, 2024, and each person who served as an executive officer of the Company as of September 30, 2024:

Outstanding Equity Awards
	Option Awards					Stock Awards
Name and principal position	Number of securities underlying unexercised options Exercisable (#)	Number of securities underlying unexercised options Unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised options (#)	Options exercise price ($)	Option expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Menachem Shalom CEO	-	-	-	-	-	-	-	-	-
Emil Assentato, CEO	-	-	-	-	-	-	-	-	-
Jamal “Jamie” Khurshid, COO	10,715	-	10,715	25.20	1/1/2027	-	-	-	-

*	Reflects 8:1 reverse stock split in October 2024

No Pension Benefits

The Company does not maintain any plan that provides for payments or other benefits to its executive officers at, following or in connection with retirement and including, without limitation, any tax-qualified defined benefit plans or supplemental executive retirement plans.

No Nonqualified Deferred Compensation

The Company does not maintain any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Certain Relationships and Related Transactions and Director Independence

Other than as disclosed below, during the last two fiscal years, there have been no transactions, or proposed transactions, in which our company was or is to be a participant where the amount involved exceeds the lesser of $120,000 or one percent of the average of our company’s total assets at year-end and in which any director, executive officer or beneficial holder of more than 5% of the outstanding common, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. We have no policy regarding entering into transactions with affiliated parties.

Star Agreement

On December 15, 2024, the Company entered into the Securities Purchase Agreement and Call Option with Star 26 Capital Inc., a Nevada corporation (“Star”), the Star equity holders and Menachem Shalom, the representative of such shareholders, to acquire a controlling 51% interest in Star, a defense acquisition company, which was amended on February 11, 2025 and on May 13, 2025. On June 15, 2025, the parties entered into Amendment No. 3 whereby they clarified that if the Company fails to make all payments by the agreed time or if the Star Agreement is terminated as a result of the Company failing to perform or observe the covenants or agreements of the Company or if Company fails to maintain its listing on Nasdaq, Star shall be entitled to a payment from the Company in the amount of $3,000,000. Pursuant to the agreement with Star, the Company advanced $1,000,000 to Star in December 2024. On July 25, 2025, the parties entered into Amendment No. 4 whereby Menachem Shalom, the holder of all the issued and outstanding Class B common stock in Star, agreed to convert his Class B shares to Class A common stock, with the same rights as the shares of Class A common stock. The Company has since advanced an additional $2,000,000 to Star pursuant to the first amendment of the Agreement, bringing the total amount of the advance made to Star to $3,000,000.

On September 15, 2025, the Company entered into an Amended and Restated Securities Purchase Agreement and Call Option (the “Star Agreement”) which amended and restated in its entirety the Securities Purchase Agreement and Call Option with Star. Pursuant to the amended and restated Star Agreement, the Company is to acquire a controlling 100% interest in Star.

Star currently holds (1) 100% of B. Rimon Agencies Ltd. (“Rimon”), an Israeli corporation engaged as distributor of military-grade generators, masts and lighting systems and that is, among other clients, a supplier of generators for “Iron Dome” launchers, (2) 67% of Water.IO Ltd., an Israeli corporation engaged in smart hydration technology, and (3) a convertible loan issued by I.T.S. Industrial Techno-logic Solutions Ltd., an Israeli corporation which designs, develops and manufactures fully integrated electro-mechanical machines, assembly lines and custom motion systems.

Pursuant to the Star Agreement, at closing the Company will acquire 100% of the issued and outstanding capital of Star in consideration of (i) $21,000,000, to be paid by a 12-month $16,000,000 promissory note and the balance in $5,000,000 cash, less any amounts lent to Star from the Company since the Purchase Agreement signed among the parties, (ii) 4,770,340 shares of common stock of the Company, (iii) a five-year warrant to purchase an aggregate of 12,017,648 shares of the Company’s common stock for an exercise price of $1.50 per share, (iv) $3,000,000 in cash and (v) a 6-month promissory note in the principal amount of $3,000,000, which shall accrue interest at the rate of 8%.The shares, warrants, cash and the 6-month note will be assigned by Star to the Star Equity Holders pro ratably.

The closing of the transaction is subject to customary closing conditions, including the approval by the Company’s stockholders as required under applicable Nasdaq listing rules.

If the Star Agreement is terminated as a result of the Company failing to perform its obligations, if the stockholders of the Company do not approve the transaction or if the shares of the Company are no longer listed on Nasdaq, the Company shall pay Star liquidated damages of $3,000,000.

Mr. Shalom, who is the Chief Executive Officer and a director of the Company, is a controlling shareholder, Chief Executive Officer and a director of Star. If the transaction contemplated by the Star Agreement is consummated, Mr. Shalom will also be a controlling stockholder of the Company.

X Group Conversion

On June 11, 2024 the Company issued the X Group Fund of Funds a note in consideration of cash proceeds in the amount of $250,000. As an additional inducement to provide the note, the Company issued X Group a warrant. The Company and X Group also entered into a Restructuring Agreement providing that, among other items, X Group, in its sole discretion, will have the right for a period for six months from the effective date to lend the Company an additional $500,000.

On September 10, 2024, the Company issued another note in the principal amount of $125,000 to X Group in consideration of cash proceeds in the amount of $100,000, which was funded on September 4, 2024.

On November 8, 2024, the Company entered the Conversion Agreement with X Group to convert outstanding principal and interest totaling of $771,085 payable under the X Group Note 1 and the X Group Note 2 (the “X Group Debt”) into shares of common stock of the Company. Pursuant to the Conversion Agreement, the Company issued 385,542 shares of its common stock and an additional warrant to purchase 351,424 shares of common stock exercisable for a period of five years at an exercise price of $2.00 per share (“X Group Warrant 2”) in exchange for the cancellation of the X Group Debt. Further, the Company and X Group entered into a letter agreement providing that X Group may not exercise the X Group Warrant 1 in the event such exercise would result in X Group holding in excess of 19.9% of the Company’s outstanding shares of common stock as of November 8, 2024. On November 14, 2024, the Company and X Group entered into a letter agreement pursuant to which it amended the terms of the Conversion Agreement and the X Group Warrant 2 issued in connection with the Conversion Agreement. Pursuant to the letter agreement, the shares of common stock to be issued under the Conversion Agreement were amended to be 319,952 shares of common stock of the Company and the exercise price of the X Group Warrant 2 was amended to be $2.41.

It is important to note that none of the persons or entities named below are current affiliates of the Company.

Services provided by related parties

From time to time, Oliver Worsley, a stockholder of the Company, provides consulting services to the Company. As compensation for professional services provided, the Company recognized consulting expenses of $54,499 and $55,140 for the years ended September 30, 2024 and 2023, respectively, which have been included in professional fees on the accompanying consolidated statements of operations and comprehensive loss.

From time to time, Craig Vallis, a stockholder of the Company, provides consulting services to the Company. As compensation for professional services provided, the Company recognized consulting expenses of $105,834 and $136,625 for the years ended September 30, 2024 and 2023, respectively, which have been included in professional fees on the accompanying consolidated statements of operations and comprehensive loss.

From time to time, Jamal Khurshid, the Company’s former chief executive officer and director, provides consulting services to the Company. As compensation for professional services provided, the Company recognized consulting expenses of $61,327 for the year ended September 30, 2024, which have been included in professional fees on the accompanying condensed consolidated statements of operations and comprehensive loss. Jamal Khurshid did not provide any consulting services to the Company for the year ended September 30, 2023.

Revenue from related party and cost of revenue from related party

The Company’s general support services operated under a GSA with TCM providing personnel and technical support, marketing, accounting, risk monitoring, documentation processing and customer care and support. The minimum monthly amount received was $1,600,000. Due to non-payment by TCM under the GSA, the Company has advised TCM that the GSA has been terminated as of December 31, 2023. The Company has historically generated substantially most of its revenue through the services rendered under the GSA.

The Company’s general support services operated under a GSA with FXDIRECT receiving personnel and technical support, marketing, accounting, risk monitoring, documentation processing and customer care and support. The minimum monthly amount payable was $1,575,000. Effective May 1, 2023, the minimum amount payable by the Company to FXDIRECT for services was reduced from $1,575,000 per month to $1,550,000 per month. Effective December 31, 2023, the GSA with FXDIRECT was terminated.

Both of the above entities are affiliates through common ownership.

During the three months ended December 31, 2024 and the years ended September 30, 2024 and 2023, general support services provided to the related party, which was recorded as revenue – general support services - related party on the reconciliation summary of discontinued operations (see Note 5) were as follows:

	Three Months Ended December 31,	Years Ended September 30,
	2024	2024	2023
Service provided to:
TCM	$—	$4,800,000	$19,200,000
	$—	$4,800,000	$19,200,000

During the three months ended December 31, 2024 and the years ended September 30, 2024 and 2023, services received from the related party, which was recorded as cost of revenue – general support services - related party on the reconciliation summary of discontinued operations (see Note 5) were as follows:

	Three Months Ended December 31,	Years Ended September 30,
	2024	2024	2023
Service received from:
FXDIRECT	$—	$4,650,000	$18,775,000
	$—	$4,650,000	$18,775,000

During the three months ended December 31, 2024 and the years ended September 30, 2024 and 2023, Digital RFQ earned revenue from related parties in the amount of $4,601, $69,619 and $138,419, respectively, which was included in revenue – financial services on the reconciliation summary of discontinued operations (see Note 5).

Due from affiliates

At December 31, 2024 and September 30, 2024 and 2023, due from affiliates consisted of the following:

	December 31,	September 30,	September 30,
	2024	2024	2023
Digiclear	$—	$—	$229,837
Jacobi	—	—	95,274
Jamal Khurshid	50,768	10,382	—
Forexware (1)	—	6,151	—
FXDD Mauritius (1)	—	6,004	1,500
TCM (1)	—	12,508	1,942,500
Total	$50,768	$35,045	$2,269,111

(1)	FXDD Mauritius, Forexware, and TCM are controlled by Emil Assentato, the Company’s former chief executive officer and chairman.

The balance due from Jamal Khurshid represents monies the Company paid on behalf of Jamal Khurshid. The balances due from Forexware, FXDD Mauritius, and TCM represent outstanding receivables owed to Digital RFQ for financial services. The balances due from Jacobi and FXDD Mauritius represent monies that the Company paid on behalf of Jacobi and FXDD Mauritius. The balance due from TCM represents unsettled funds due related to the General Services Agreement and monies that the Company paid on behalf of TCM.

Management believes that the affiliates’ receivables are fully collectable. Therefore, no allowance for doubtful account is deemed to be required on its due from affiliates at September 30, 2024 and 2023.

Due to affiliates

At December 31, 2024 and September 30, 2024 and 2023, due to affiliates, which is included partially on the reconciliation summary of discontinued operations as well as the accompanying consolidated balance sheets, consisted of the following:

	December 31,	September 30,	September 30,
	2024	2024	2023
Forexware LLC	$—	$—	$1,211,778
FXDIRECT	—	—	5,064,428
Currency Mountain Holdings Bermuda, Limited (“CMH”) (1)	42,000	42,000	42,000
FXDD Trading (1)	441,402	470,716	396,793
Markets Direct Payments (1)	2,384	2,543	2,317
Craig Vallis	—	16,532	—
Match Fintech Limited (2)	36,293	47,733	91,433
Total	$522,079	$579,524	$6,808,749

(1)	CMH, FXDD Trading, and Markets Direct Payments are controlled by Emil Assentato, the Company’s former chief executive officer and chairman.

(2)	Match Fintech Limited is controlled by affiliates of the Company.

The balances due to affiliates represent expenses paid by FXDD Trading, Markets Direct Payments, and Match Fintech Limited on behalf of the Company and advances from CMH. The balance due to Craig Vallis represents unpaid consulting fees.

 Amounts due to affiliates are short-term in nature, non-interest bearing, unsecured and repayable on demand.

Customer digital currency assets and liabilities – related parties

At December 31, 2024 and September 30, 2024 and 2023, related parties’ digital currency, which was controlled by Digital RFQ, amounted to $1,028, $20,020 and $0, respectively, which was included in customer digital currency assets and liabilities on the reconciliation summary of discontinued operations.

Note receivable – related parties

Promissory note

The Company originated a note receivable to a stockholder in the principal amount of $35,000 on September 1, 2022. The note matured with respect to $17,500 on March 1, 2023 and with respect to $17,500 on September 1, 2023. The note bears a fixed interest rate of 5.0% per annum. On April 1, 2024, the outstanding principal and interest of this note receivable was applied to the principal of a cash loan made to the Company from this stockholder in March 2024.

For the three months ended December 31, 2024 and the years ended September 30, 2024 and 2023, the interest income related to this note amounted to $0, $949 and $1,836, respectively, and has been included in other (expense) income: other income (expense) on the accompanying consolidated statements of operations and comprehensive loss.

As of December 31, 2024 and September 30, 2024 and 2023, the outstanding interest balance related to this note was $0, $0 and $1,980, respectively, and was included in other current assets on the accompanying consolidated balance sheets.

Line of credit

On July 31, 2023, the Company entered into a Credit Deed (the “Credit Deed”) providing a $1 million line of credit (the “Line of Credit”) to a related party company which is a client of Digital RFQ. The Line of Credit allows the related party company to request loans thereunder until amount reaches $1 million. Loan drawn under the Line of Credit bears interest at an annual rate of 8% and will be receivable in installments commencing on December 31, 2023. The Line of Credit was collateralized by 133,514 shares of common stock of the Company.

During the year ended September 30, 2023, $764,892 was advanced to the borrower under the Line of Credit. At September 30, 2023, the Company recorded a reserve for credit loss of $637,072 on the Line of Credit. During December 2023, the Company and the related party company entered into a Stock Transfer Agreement pursuant to which the collateral, 133,514 shares of the Company’s common stock owed by the related party, were to be transferred to the Company to satisfy the amount owed under the Line of Credit. As of September 30, 2024, the transfer of the 133,514 shares of the Company’s common stock back to the Company had not occurred and management deemed it remote that the transfer will occur. During the year ended September 30, 2024, the Company collected $132,826. At September 30, 2024, after exhaustive efforts at collection of the outstanding amounts owed under the Line of Credit and unsuccessful attempts to collect the collateral, the Company wrote off the remaining outstanding balance of the Line of Credit against the reserve for credit loss.

For the three months ended December 31, 2024 and the years ended September 30, 2024 and 2023, the interest income related to notes receivable – related parties amounted to $0, $362  and $12,082, respectively, and has been included as a component of other income (expense), net on the accompanying consolidated statements of operations and comprehensive loss.

As of December 31, 2024 and September 30, 2024 and 2023, the outstanding interest receivable related to the notes receivable – related parties was $0, $0 and $12,179, respectively, and was included as a component of other current assets on the accompanying consolidated balance sheets.

Loan payable – related parties and interest payable – related parties

On July 19, 2023, Digital RFQ issued a promissory note (the “July 2023 Loan”) in the principal amount of $75,619 to Jamal Khurshid, the Company’s former chief operating officer and director, in consideration of cash proceeds in the amount of $75,619. The July 2023 Loan bears interest of 5.0% per annum and is due and payable on July 19, 2026. The outstanding principal and interest of the July 2023 Loan was fully repaid in November 2023.

On August 15, 2023, Digital RFQ issued a promissory note (the “August 2023 Loan”) in the principal amount of $75,000 to Emil Assentato, the Company’s former chief executive officer and chairman, in consideration of cash proceeds in the amount of $75,000. The August 2023 Loan bears interest of 5.0% per annum and is due and payable on August 15, 2026. A partial repayment of the August 2023 Loan of $50,000 was paid to Emil Assentato in January 2024.

On September 18, 2023, the Company issued a promissory note (the “September 2023 Loan”) in the principal amount of $270,000 to Emil Assentato, the Company’s former chief executive officer and chairman, in consideration of cash proceeds in the amount of $270,000. The September 2023 Loan bears interest of 5.0% per annum and is due and payable on September 18, 2026. In December 2023, the September 2023 Loan principal of $270,000 was converted into 70,129 shares of common stock of the Company (See Note 17 – Common shares issued for debt conversion).

During the year ended September 30, 2024, the Company issued promissory notes in the aggregate principal of $1,105,639 and $248,000 to a stockholder and to an entity managed by that stockholder, respectively, (collectively, the “Stockholder 2024 Loans”), in consideration of cash proceeds in the same amount in the following tranches:

October 2023	$199,000
December 2023	424,000
January 2024	25,000
February 2024	188,000
March 2024	80,000
April 2024	31,000
May 2024	100,000
June 2024	120,500
July 2024	59,000
August 2024	58,000
September 2024	69,139
Total	$1,353,639

 The Stockholder 2024 Loans bear interest of 5.0% per annum and each individual loan will be due and payable three years from the date of issuance.

 In March 2024, the Company entered into a facility agreement with a stockholder (the “March 2024 Facility”), whereby a Company’s subsidiary can request loans up to an aggregate $500,000 from the stockholder. The proceeds from advances under the March 2024 Facility are restricted to fund working capital and operating expense. Advances drawn under the March 2024 Facility bear interest of 4.0% per month. This loan will be repaid in installments in accordance with the terms of the March 2024 Facility, with the last installment due on July 31, 2024. In April 2024, $11,820, a portion of the March 2024 Facility’s outstanding principal was exchanged for due from affiliates (see Note 18). As of September 30, 2024, the outstanding principal balance and accrued and unpaid interest of the March 2024 Facility was GBP 320,646 and GBP 115,433, respectively ($429,131 and $154,487, respectively), at September 30, 2024.

In March 2024, the Company entered into a loan agreement with a Company stockholder (the “March 2024 Loan”), providing the Company with a loan up to GBP 395,000 ($528,640 at September 30, 2024). The proceeds from advances under the March 2024 Loan are restricted to fund working capital and operating expense. Advances drawn under the March 2024 Loan bear interest at a rate of 10.0% per annum. This March 2024 Loan is unsecured and is due and payable on March 31, 2025. In April 2024, GBP 32,337 ($37,198 at the exchange date), a portion of the March 2024 Loan’s outstanding principal, was exchanged for note receivable – related party (see Note 18). As of September 30, 2024, the outstanding principal balance and accrued and unpaid interest was GBP 217,663 and GBP 10,883, respectively ($291,305 and $14,565, respectively), at September 30, 2024.

Letter agreement with ClearThink

Nukkleus was party to a letter agreement with ClearThink dated as of November 22, 2021, pursuant to which ClearThink was engaged by Nukkleus in connection with a Business Combination.

Craig Marshak, a former member of the Board of Directors of the Company, was a managing director of ClearThink, a transaction advisory firm. ClearThink had been engaged by the Company to serve as the exclusive transactional financial advisor, and finder with respect to the Business Combination, to advise the Company with respect to the Business Combination. The letter agreement was terminated on October 27, 2023. The Company paid ClearThink $210,000 as of the date of closing of the Business Combination. Mr. Marshak no longer serves as a director of the Company.

Customers

The following table sets forth information as to each customer that accounted for 10% or more of the Company’s revenues for the years ended September 30, 2024 and 2023.

	Years Ended September 30,
Customer	2024	2023
A – related party	81.2%	90.2%

As of September 30, 2024, the GSA agreement in relation to the above referenced related party customer was no longer active and nothing was owed by this customer to the Company.

One related party customer, whose outstanding receivable accounted for 10% or more of the Company’s total outstanding accounts receivable and due from affiliates at September 30, 2023, accounted for 95.2% of the Company’s total outstanding accounts receivable and due from affiliates at September 30, 2023.

Suppliers

The following table sets forth information as to each supplier that accounted for 10% or more of the Company’s costs of revenues for the years ended September 30, 2024 and 2023.

	Years Ended September 30,
Supplier	2024	2023
A – related party	94.6%	86.8%

As of September 30, 2024, the GSA agreement in relation to the above referenced related party supplier was no longer active and nothing was owed to this supplier by the Company.

Two related party suppliers, whose outstanding payables accounted for 10% or more of the Company’s total outstanding accounts payable and due to affiliates at September 30, 2023, accounted for 81.7% of the Company’s total outstanding accounts payable and due to affiliates at September 30, 2023.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF FIVE DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are currently serving as directors. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Name	Age	Position
Menachem Shalom	50	Chief Executive Officer and Director
David Rokach	55	Director
Tomer Nagar	37	Director
Aviva Volodarsky	41	Director
Reuven Yeganeh	48	Director

Set forth below is a brief description of the background and business experience of our current executive officers or directors.

Menachem Shalom has been our Chief Executive Officer and member of our Board of Directors since September 2024. Mr. Shalom has been the Chief Executive Officer and a Director of Kochav Defense Acquisition Corp., (NASDAQ: KCHV) a SPAC that completed its $253 million initial public offering in May 2025 and is currently seeking a business combination target in the defense and aerospace industries. Mr. Shalom has served as a director and the Chief Executive Officer of Motomova Inc (OTC Markets: MTMV) since December 1, 2022 and its Secretary since May 24, 2023. Mr. Shalom was the Co-Chief Executive Officer, and a member of the board of directors of MEA since January 2022. Since 2017, Mr. Shalom has also served as CEO of Hold Me Ltd., a digital platform for mobile wallet and payments founded by Mr. Shalom. Mr. Shalom is the principal executive and financial officer and sole director of Hold Me Ltd., a company registered with the Securities and Exchange Commission. Prior to his tenure with the Company, Mr. Shalom founded and served as CEO of Wayerz Solutions, Ltd., a digital platform for correspondent banking and wires’ routing optimization, between 2014 and 2017 and as Vice President of Business Development, Sales and Marketing at Dsnr Media Group Ltd., an international cross-platform digital advertising company. Mr. Shalom also founded and served as CEO of Mipso Ltd., a software-as-a-service provider in the fashion and retail industry, between 2010 and 2013; ooga studio Ltd., an industrial design incubator, between 2007 and 2010; and Medifreeze Ltd., a startup in the area of stem cell cryopreservation, between 2004 and 2009. Mr. Shalom received his MBA at the Hebrew University of Jerusalem in 2003 after receiving an LLM in corporate law at Columbia University School of Law in 2000.

The Board believes that Mr. Shalom is qualified to serve on the Board because of his experience as Chief Executive Officer of the Company and his past experience at founding and operating various companies.

David Rokach has been a member of our Board of Directors since September 2024. Mr. Rokach is the founder and has served as the CEO of Tokara Management Ltd. since 2014, which provides investment management services to hedge funds. Mr. Rokach also serves as a Senior Investment Manager of X Group Fund of Funds since January 2020. X Group Fund of Funds has provided a loan to the Company and also holds a warrant. Mr. Rokach has also held certain roles with Clal Finance. Mr. Rokach graduated from The Hebrew University of Jerusalem with a Bachelor of Arts International Relations in 1993 and from the Tel Aviv University with a diploma in Financial Investment Management in 1993. Mr. Rokach attended New York University in 1994 studying investment management.

The Board believes that Mr. Rokach is qualified to serve on the Board because of his familiarity with the Company and his previous business experiences.

Tomer Nagar has been a member of our Board of Directors since November 8, 2024. He has been employed in the sales department for Sogolowek Food Group since 2019. Prior to joining Sogolowek, Mr. Nagar served in the Israeli Air Force from 2006 through 2018 as a First Sergeant and Master Sergeant. Mr. Nagar graduated from the Israeli Air Force College in 2005 with a degree in Aviation Machinery.

The Board believes that Mr. Nagar is qualified to serve on the Board because of his extensive experience in the air force and his previous business experiences.

Aviya Volodarsky has been a member of our Board of Directors since November 8, 2024. She is an attorney and since 2023 has practiced as a self-employed attorney in Israel specializing in torts, corporate law, administrative law and civil litigation. From 2017 through 2023, Ms. Volodarsky was employed by the Law Firm of Attorney Yigal Matzlavi. Ms. Volodarsky studied at the Ono Academic College.

The Board believes that Ms. Volodarsky is qualified to serve on the Board because of her legal expertise and experience in private practice.

Reuven Yeganeh has been a member of our Board of Directors since June 13, 2024. He is an experienced business manager with specific experience in managing funds and a demonstrated history of working in the financial services industry. Since 2021, Mr. Yeganeh has served as a derivatives trader for Inbar Group Finance Ltd. From 2018 to 2021, Mr. Yeganeh was the Chairman of the Board of Directors of Fantazy Network (market: TASE: WILK), which specialized in cannabis investments, and from April 2012 to 2018 was the Chairman of the Board of Directors of Direct Capital (TASE: DCI-M), which was engaged in real estate investments. Prior to 2012, Mr. Yeganeh worked for various investment companies providing managing investment strategy. Further, from 1998 through 2001, Mr. Yeganeh served as a Non-Commissioned Officer it the Israeli Air Force. Mr. Yeganeh received a BA degree in Economics and Administration specializing in finance from Ruppin College, Israel in 2004 and a license to manage investment portfolios from the Israeli Securities Authority in 2006.

The Board believes that Mr. Yeganeh is qualified to serve on the Board because of his familiarity with the Company and his extensive experience in the financial services industry.

Director Independence

Our Board of Directors currently consists of six members. Our Board of Directors has determined that David Rokach, Tomer Nagar, Aviya Volodarsky and Reuven Yeganeh qualify as independent directors in accordance with the Nasdaq Capital Market (“Nasdaq”) listing requirements. Mr. Menachem Shalom and Ms. Anastasiia Kotaieva are not considered independent. Nasdaq’s independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three (3) years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by Proxy at the Annual Meeting, which will be the five nominees receiving the largest number of votes, which may or may not constitute a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

PROPOSAL NO. 2

APPOINTMENT OF INDEPENDENT EXTERNAL AUDITORS

The Company was formed on May 24, 2019. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. on June 23, 2023, Brilliant Acquisition Corporation, a British Virgin Islands company (prior to the Merger “Brilliant”, and following the Merger, a Delaware corporation “Nukkleus”), entered into an Amended and Restated Agreement and Plan of Merger (as amended by the First Amendment to the Amended and Restated Agreement and Plan of Merger on November 1, 2023, the “Merger Agreement”), by and among Brilliant BRIL Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Brilliant (“Merger Sub”), and Nukkleus Inc., a Delaware corporation (“Old Nukk”). Old Nukk (f/k/a Compliance & Risk Management Solutions Inc.) was formed on July 29, 2013 in the State of Delaware as a for-profit Company and established a fiscal year end of September 30.

The Merger Agreement provides that, among other things, at the closing (the “Closing”) of the transactions contemplated by the Merger Agreement, Merger Sub merged with and into Old Nukk (the “Merger”), with Old Nukk surviving as a wholly-owned subsidiary of Brilliant. In connection with the Merger, Brilliant changed its name to “Nukkleus Inc.” (“Nukkleus” or “Company”). The Merger and other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.”

In connection with the Business Combination, Brilliant changed its name to “Nukkleus Inc.” The Business Combination was completed on December 22, 2023.

Our Board of Directors pre-approves all services, including both audit and non-audit services, provided by our independent auditors. For audit services, each year the independent auditor provides our Board of Directors with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Board of Directors before the audit commences.

The independent auditor also submits an audit services fee proposal, which also must be approved by the Board of Directors before the audit commences.

Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“Rotenberg”) served as the independent auditor for the year ended September 30, 2021 for Old Nukk. Old Nukk was merged into the Company on December 22, 2023 pursuant to that certain Merger Agreement. Effective February 1, 2022, Rotenberg combined with Marcum LLP. Rotenberg continued to operate as an independent registered public accounting firm as a wholly-owned subsidiary of Marcum LLP. Rotenberg continued to serve as Old Nukk’s independent registered public accounting firm through the filing of Old Nukk’s Report on Form 10-Q for the quarter ended March 31, 2022. On July 26, 2022, the Board of Directors of Old Nukk approved the engagement of Marcum LLP to serve as the independent registered public accounting firm of the Company for the year ended September 30, 2022. On May 22, 2023, the Board of Directors of Old Nukk approved the engagement of Gries and Associates, LLC (“Gries”) as Old Nukk’s new independent registered public accounting firm for the fiscal year ending September 30, 2023. The change was effective upon execution of an engagement letter. In connection with the selection of Gries, the Board dismissed Marcum LLP as Old Nukk’s independent registered public accounting firm on May 22, 2023. On November 3, 2023, Old Nukk was informed that Gries had sold its business to GreenGrowth CPAs (“GreenGrowth”). On November 5, 2023, Old Nukk engaged and executed an agreement with GreenGrowth CPAs (“GreenGrowth”), as Old Nukk’s new independent auditor to replace Gries. Gries was previously engaged by Old Nukk as its independent registered public accounting firm on May 22, 2023. As Gries was engaged by Old Nukk on May 22, 2023, Gries has not issued a report on Old Nukk’s financial statements. Following the closing of the Merger, GreenGrowth has become the Company’s independent public auditor.

On October 9, 2025, the Audit Committee of the Board of Directors appointed Somekh Chaikin, a member firm of KPMG International, to serve as the Company’s independent external auditor for the fiscal year ending December 31, 2025. Stockholders are being asked to ratify the Audit Committee’s appointment of Somekh Chaikin to serve as our independent external auditors. The Board, through its Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2026. Representatives of Somekh Chaikin and GreenGrowth are not expected to attend the Annual Meeting.

The following table sets forth the fees billed by GreenGrowth, our principal independent auditor for each of our last two fiscal years for the categories of services indicated.

	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees	$249,560	$118,000
Audit Related Fees	-	219,749
Tax Fees	-	-
All Other Fees	-	-
Total	$249,560	$337,749

Audit fees. Consists of fees billed for the audit of our annual financial statements, review of our Form 10-K, review of our interim financial statements included in our Form 10-Q and services that are normally provided by the auditor in connection with year-end statutory and regulatory filings or engagements.

Audit-related fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”, review of our Forms 8-K filings and services that are normally provided by the auditor in connection with non-year-end statutory and regulatory filings or engagements.

Tax fees. Consists of professional services rendered by our auditor for tax compliance, tax advice, tax planning and the preparation of income tax returns.

Other fees. The services provided by our auditor within this category consisted of advice and other services relating to SEC matters, registration statement review, accounting issues and client conferences.

Required Vote

The ratification of the appointment of the Company’s independent external auditor requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy for this specific item.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF SOMEKH CHAIKIN, A MEMBER FIRM OF KPMG INTERNATIONAL, AS OUR INDEPENDENT EXTERNAL AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2025.

PROPOSAL NO. 3

The Company is asking its stockholders to approve and adopt the 2025 Equity Incentive Plan (the “Incentive Plan”) and the material terms thereunder. The Incentive Plan is described in more detail below. A copy of the Incentive Plan is included in this Proxy Statement as Exhibit A.

The Incentive Plan

The purpose of the Incentive Plan is to enhance Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities.

Summary of the Incentive Award Plan

This section summarizes certain principal features of the Incentive Plan. The summary is qualified in its entirety by reference to the complete text of the Incentive Plan included as Annex A to this Proxy Statement.

Best Practices

The Incentive Plan includes a number of features that will reinforce the alignment between the interests of participants in the Incentive Plan and those of the Company’s stockholders. These provisions include, but are not limited to, the following:

●	No Discounted Options or SARs. Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

●	No Evergreen Provision. The Incentive Plan does not contain an “evergreen” feature that automatically increases the number of shares available for issuance pursuant to awards. Therefore, Nukkleus must obtain stockholder approval each time it desires to authorize additional shares for awards.

●	No Transferability. No award may be transferred, assigned, pledged or encumbered by a participant except pursuant to the laws of descent and distribution or as approved by the Compensation Committee for estate planning or charitable purposes.

●	No Automatic Grants. The Incentive Plan does not provide for “reload” or other automatic grants to participants.

●	No Tax Gross-Ups. The Incentive Plan does not provide for any tax gross-ups to participants.

General

Under the Incentive Plan, the Company may grant awards with respect to its common stock to employees and consultants of the Company and its subsidiaries, as well as non-employee members of any board of directors or board of managers of the Company or of its subsidiaries. Awards may consist of restricted stock, restricted stock units, stock options, stock appreciation rights and other stock-based awards. Each award will be governed by the provisions of the Incentive Plan and the applicable award agreement. The Incentive Plan is not qualified under Section 401(a) of the Code and is not subject to the Employee Retirement Income Security Act of 1974, as amended. The Incentive Plan will become effective upon the approval by the Company’s stockholders.

Purpose

The purpose of the Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its subsidiaries by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

Administration

The Incentive Plan is administered by the Company’s Board and/or the Compensation Committee, which has the power, subject to the terms of the Incentive Plan and applicable law, to: (i) select the employees, consultants and non-employee directors who will receive awards pursuant to the Incentive Plan; (ii) determine the type or types of awards to be granted to each participant; (iii) determine the number of shares of Common Stock to which an award will relate, (iv) determine the terms and conditions of any award granted under the Incentive Plan; (v) approve the forms of notice or agreement for use under the Incentive Plan; (vi) determine whether, to what extent and under what circumstances awards may be settled in cash, shares of the Company’s Common Stock or other property or canceled or suspended; (vii) interpret and administer the Incentive Plan and any instrument evidencing an award, notice or agreement executed or entered into under the Incentive Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Incentive Plan; (ix) delegate ministerial duties to such of the Company’s employees as it so determines; and (viii) make all other determinations and take other actions as it may deem necessary or advisable for the administration of the Incentive Plan.

Eligibility

All of the Company’s employees and consultants, all employees and consultants of the Company’s subsidiaries, and all non-employee members of the Company Board and those of the Company’s subsidiaries’ boards, if applicable, are eligible to receive awards under the Incentive Plan. As of the date of this Proxy Statement, the Company has one executive officer who is also a director, four non-officer directors, six employees and fifteen consultants.

Shares Available Under the Incentive Plan

If this Incentive Plan Proposal is approved by the Company’s stockholders, 3,950,000 shares of Company common stock will be available for grant pursuant to awards under the Incentive Plan.

Awards — Generally

Awards may be granted on the terms and conditions described below. In addition, the Company Board may impose on any award or the settlement or exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Incentive Plan, as the Company Board may determine, including without limitation terms requiring forfeiture of awards in the event of the termination of service of the participant. Each award will be evidenced by an award agreement that will include additional terms and conditions that may be applicable to such Award.

Awards — Types of Awards

Stock Options. Stock options granted under the Incentive Plan may be either ISOs or non-qualified options. The exercise price of an option shall be determined by the Board, but must be at least 100% of the fair market value of the Company’s Common Stock on the date of the grant; provided that the Board may grant non-qualified options with an exercise price per share of less than the fair market value of the Company’s Common Stock if the option (i) is not “deferred compensation” within the meaning of Section 409A of the Code, or (ii) meets all the requirements for awards that are considered “deferred compensation” under Section 409A of the Code. If the participant owns, directly or indirectly, shares constituting more than 10% of the total combined voting power of all classes of the Company’s stock or the stock of any subsidiary, the exercise price of an incentive stock option must be at least 110% of the fair market value of a share of Common Stock on the date the incentive stock option is granted. Each award of an option shall specify the time or times at which the option may be exercised and any terms and conditions applicable to the option, including (i) a vesting schedule which may be based upon the passage of time, attainment of performance goals, or a combination thereof, (ii) whether the exercise price for an option shall be paid in cash, with shares of Common Stock, with a combination of cash and shares of Common Stock, or with other legal consideration, (iii) the methods of payment, which may include payment through cashless and net exercise arrangements, to the extent permitted by applicable law and (iv) the methods by which, and/or the time at which, shares of common stock will be delivered or deemed to be delivered to a participant upon exercise of an option. The term of an option may not exceed ten years from the date of grant (or five years from the date of grant in the case of an incentive stock option granted to a participant who owns, directly or indirectly, shares constituting more than 10% of the total combined voting power of all classes of the Company’s stock or the stock of any subsidiary).

Stock Appreciation Rights. A grant of a SAR entitles the holder to receive, upon exercise of the SAR, the excess of the fair market value of one share of the Company’s Common Stock on the date of exercise over the grant price of the SAR as determined by the Compensation Committee. SARs will be settled either in cash, shares of Common Stock, or a combination of the foregoing. The grant price of a SAR may never be less than 100% of the fair market value of a share of Common Stock on the date of grant. The term of an SAR shall be no greater than ten years from the date of grant.

Stock Awards, Restricted Stock and Restricted Stock Units. With a restricted stock or restricted stock unit award, a participant receives a grant of shares of Common Stock or, in the case of restricted stock units, cash (if set forth in the award instrument), that are subject to certain restrictions, including forfeiture of such stock or cash upon certain events. Unless otherwise provided in an award agreement, during the restriction period, holders of restricted stock will have all the rights of a stockholder with respect to the restricted stock, including, without limitation, the right to receive dividends (whether in cash or additional shares of Common Stock) and to vote shares of restricted stock, provided that any dividends declared on restricted stock shall be subject to the same restrictions as the underlying restricted stock and any cash dividends shall be held by the Company and released to the participant upon the vesting of the underlying restricted stock.

Other Stock-Based Awards. The Board is authorized, subject to the terms of the Incentive Plan and limitations under applicable law, to grant participants other incentives payable in cash or in shares of the Company’s Common Stock under the Incentive Plan.

Change in Control and other Corporate Transactions

Unless the Board determines otherwise in the applicable instrument evidencing the award or in a written employment, services or other agreement between the participant and the Company or its applicable subsidiary, in the event of a change of control of the Company, if and to the extent the award is not converted, assumed, substituted for or replaced by the successor company, then such award shall terminate upon effectiveness of the change of control. If and to the extent the successor company converts, assumes, substitutes for or replaces an outstanding award, all vesting restrictions and/or forfeiture provisions shall continue with respect to such award or any shares of the successor company or other consideration that may be received with respect to such Awards. The Board may instead provide in the event of a change of control that a participant’s outstanding awards shall terminate upon or immediately prior to such change of control and that each such participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the acquisition price applicable to the transaction giving rise to the change of control multiplied by the number of shares of the Company’s Common Stock subject to such outstanding awards (either to the extent then vested and exercisable, or subject to restrictions and/or forfeiture provisions, or whether or not then vested and exercisable, or subject to restrictions and/or forfeiture provisions, as the Company Board determines) exceeds (B) if applicable, the respective aggregate exercise, grant or purchase price payable with respect to shares of the Company’s Common Stock subject to such awards.

Termination of Employment or Other Service

Unless otherwise provided in an award agreement, upon a participant’s termination of employment or other service with the Company or its subsidiaries, the unvested portion of such participant’s awards shall cease to vest and shall be forfeited and the vested portion of such participant’s options and SARs shall remain exercisable by the participant or the participant’s beneficiary or legal representative, as the case may be, for a period of (i) three months in the event of a termination by the Company or a subsidiary without cause or in the event of the participant’s disability, or (ii) 12 months in the event of a termination due to death, but in all cases, not beyond the normal expiration date of the option or SAR. All of a participant’s options and SARs, whether or not vested, shall be forfeited immediately upon such participant’s termination by the Company or a subsidiary for cause.

Amendment and Termination

The Incentive Plan has no fixed expiration date. The Company Board may amend, alter, suspend, or terminate the Incentive Plan without the consent of stockholders, except that to the extent required by applicable law, regulation or stock exchange rule, the approval of Nukkleus’ stockholders shall be required for any amendment of the Incentive Plan.

Non-US Participants

Without amending the Incentive Plan, awards may be granted to participants who are foreign nationals or are employed or providing services outside the United States or both, on such terms and conditions different from those specified in the Incentive Plan as may, in the judgment of the Board, be necessary or desirable to foster and promote achievement of the purposes of the Incentive Plan. The Board may approve such supplements to, or amendments, restatements or alternative versions of, the Incentive Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Incentive Plan as in effect for any other purpose.

Summary of U.S. Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax considerations that may be relevant to participants in the Incentive Plan. This discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that might apply to a participant based on his or her particular circumstances, nor does it address state, local or foreign income tax or other tax considerations that may be relevant to a participant.

PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO THEM AS A RESULT OF PARTICIPATING IN THE INCENTIVE PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE, LOCAL OR FOREIGN INCOME TAX OR OTHER TAX CONSIDERATIONS.

Incentive Stock Options. Upon the grant of an ISO, the option holder will not recognize any income. In addition, no income for federal income tax purposes will be recognized by an option holder upon the exercise of an ISO if the requirements of the Incentive Plan and the Code are satisfied, including, without limitation, the requirement that the option holder remain employed by the Company or a subsidiary during the period beginning on the date of grant and ending on the day three months (or, in the case of the option holder’s disability, one year) before the date the option is exercised. If an option holder has not remained an employee of the Company or a subsidiary during the period beginning on the date of grant of an ISO and ending on the day three months (or one year in the case of the option holder’s disability) before the date the option is exercised, the exercise of such option will be treated as the exercise of a non-qualified option and will have the tax consequences described below in the section entitled “Non-Qualified Options.”

The federal income tax consequences upon a disposition of the shares acquired pursuant to the exercise of an ISO depends upon when the disposition of the shares occurs and the type of such disposition.

●	If the disposition of such shares occurs more than two years after the date of grant of the ISO and more than one year after the date of exercise, any gain or loss recognized upon such disposition will be long-term capital gain or loss and the Company or a subsidiary, as applicable, will not be entitled to any income tax deduction with respect to such ISO.

●	If the disposition of such shares occurs within two years after the date of grant of the incentive stock option or within one year after the date of exercise, or a disqualifying disposition, the excess, if any, of the amount recognized over the option price will be treated as taxable income to the participant and, subject to Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder. The amount of ordinary income recognized by the option holder in a disqualifying disposition (and the corresponding deduction to the Company or a subsidiary, as applicable) is limited to the lesser of the gain on such sale and the difference between the fair market value of the shares on the date of exercise and the option price. Any gain recognized in excess of this amount will be treated as short-term or long-term capital gain (depending upon whether the shares have been held for more than one year). If the option price exceeds the amount recognized upon such a disposition, the difference will be short-term or long-term capital loss (depending upon whether the shares have been held for more than one year).

If a participant is subject to the Alternative Minimum Tax, or the AMT, the tax consequences to the participant may differ from those described above. Under the AMT, a taxpayer will be required to pay an alternative minimum tax if the taxpayer’s “tentative minimum tax” (as defined in Section 55 of the Code) exceeds his or her regular tax for the year in question. For purposes of calculating the AMT, upon the exercise of an ISO, a taxpayer is required to include in his “alternative minimum taxable income” (as defined in Section 55 of the Code) for the taxable year in which such exercise occurs an amount equal to the amount of income the taxpayer would have recognized if the option had not been an ISO (i.e., the difference between the fair market value of the shares on the date of exercise and the option’s exercise price). As a result, unless the shares acquired upon the exercise of the ISO are disposed of in a taxable transaction in the same year in which such option is exercised, the option holder may incur AMT as a result of the exercise of an ISO.

Except as provided in the paragraph immediately below, if an option holder elects to tender shares in partial or full payment of the option price for shares to be acquired upon the exercise of an ISO, the option holder will not recognize any gain or loss on such tendered shares. No income will be recognized by the option holder with respect to the shares received by the option holder upon the exercise of the ISO if the requirements of the Restated Plan and the Code described above are met. The number of shares received equal to the number of shares surrendered will have a tax basis equal to the tax basis of the surrendered shares. Shares received in excess of the number of shares surrendered will have a tax basis of zero. The holding period of the shares received equal to the number of shares tendered will be the same as such tendered shares’ holding period, and the holding period for the excess shares received will begin on the date of exercise. Solely for purposes of determining whether a disqualifying disposition has occurred with respect to shares received upon exercise of the ISO, all shares are deemed to have a holding period beginning on the date of exercise.

If an option holder tenders shares that were previously acquired upon the exercise of an ISO in partial or full payment of the option price for shares to be acquired upon the exercise of another ISO, and each such exercise occurs within two years after the date of grant of such ISO or within one year after such shares were transferred to the option holder, the tender of such shares will be a disqualifying disposition with the tax consequences described above regarding disqualifying dispositions. The shares acquired upon such exercise will be treated as shares acquired upon the exercise of an ISO.

If the holding rules described above are not satisfied, gain recognized on the disposition of the shares acquired upon the exercise of an ISO will be characterized as ordinary income, and, subject to Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a corresponding deduction. The amount of such gain will be equal to the difference between the exercise price and the fair market value of the shares at the time of exercise. Special rules may apply to disqualifying dispositions where the amount recognized is less than the value at exercise. Any excess of the amount recognized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved. Notwithstanding the foregoing, in the event that the exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Non-Qualified Options. An option holder will not recognize taxable income, and the Company or a subsidiary, as applicable, is not entitled to a deduction, when a non-qualified option is granted. Upon the exercise of a non-qualified option, an option holder will recognize compensation taxable as ordinary income equal to the excess of the fair market value of the shares received over the option price of the non-qualified option and, subject to Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a corresponding deduction. An option holder’s tax basis in the shares received upon the exercise of a non-qualified option will be equal to the fair market value of such shares on the exercise date, and the option holder’s holding period for such shares will begin at that time. Upon the subsequent sale of the shares received in exercise of a non-qualified option, the option holder will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount recognized in connection with the sale of the shares and the option holder’s tax basis in such shares.

If a non-qualified option is exercised in whole or in part with shares held by the option holder, the option holder will not recognize any gain or loss on such tendered shares. The number of shares received by the option holder upon such an exchange that are equal in number to the number of tendered shares will retain the tax basis and the holding period of the tendered shares for capital gain purposes. The shares received by the option holder in excess of the number of shares used to pay the exercise price of the option will have a basis equal to the fair market value on the date of exercise and their holding period will begin on such date.

Restricted Stock. Upon the grant of an award of restricted stock, the shares are considered to be subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives restricted stock does not make the election described below, the participant does not recognize any taxable income upon the receipt of restricted stock and the Company or a subsidiary, as applicable, is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the restricted stock lapse, the participant will recognize compensation taxable as ordinary income equal to the fair market value of the shares at that time, less any amount paid for the shares and, subject to Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a corresponding deduction. A participant’s tax basis in restricted stock will be equal to the fair market value of such restricted stock when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin on such date. Upon a subsequent sale of the shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount recognized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Participants receiving restricted stock may make an election under Section 83(b) of the Code to recognize compensation taxable as ordinary income with respect to the shares when such shares are received rather than at the time the forfeiture restrictions lapse. If the participant makes such an election, subject to Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a corresponding deduction in the year of grant. The amount of such compensation income (and the corresponding deduction) will be equal to the fair market value of the shares when the participant receives them (valued without taking into account restrictions other than restrictions that by their terms will never lapse), less any amount paid for the shares. By making a Section 83(b) election, the participant will recognize no additional ordinary compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize short-term or long-term capital gain or loss with respect to the shares when they are sold, depending upon whether the shares have been held for more than one year at the time of sale. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant’s holding period for such shares will begin at that time. If the shares are subsequently forfeited, the participant will not be entitled to a deduction as a result of such forfeiture, but will be entitled to claim a short-term or long-term capital loss (depending upon whether the shares have been held for more than one year at the time of forfeiture) with respect to the shares to the extent of the consideration paid by the participant for such shares.

Generally, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation taxable as ordinary income (not dividend income) received by the participant, and, subject to Section 162(m) of the Code, the Company or one of its subsidiaries, as applicable, will receive a corresponding deduction. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made or which are paid after the restriction period lapses generally will be treated and taxed as dividend income.

Stock Appreciation Rights. A participant will not recognize taxable income, and the Company or a subsidiary, as applicable, is not entitled to a deduction, upon the grant of a SAR. Upon exercise or settlement of a SAR, a participant will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares received and, subject to Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a corresponding deduction. A participant’s tax basis in shares received upon the exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon the sale of shares received from the exercise of a SAR, the participant will recognize short-term or long-term capital gain or loss, depending on whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount recognized in connection with the sale of the shares and the participant’s tax basis in the shares.

Restricted Stock Units. A participant will not recognize taxable income upon the grant of RSUs, and the Company or a subsidiary, as applicable, is not entitled to a deduction upon such grant. When the award is settled and the participant receives cash or shares, the participant will recognize compensation taxable as ordinary income equal to the amount of cash received or the fair market value of the shares at that time (as applicable) and, subject to Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a corresponding deduction. A participant’s tax basis in shares received at the end of a restriction period will be equal to the fair market value of the shares when the participant receives them, and the participant’s holding period will begin on such date. Upon the sale of the shares received upon the settlement of restricted stock, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount recognized upon the sale of the shares and the tax basis of the shares in the participant’s hands. Dividend equivalents will be taxable to participants upon distribution as compensation, and accordingly, the participant will recognize ordinary income (not dividend income) in such amount and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will receive a corresponding deduction. In addition, as discussed below, RSUs may be considered deferred compensation that must comply with the requirements of Section 409A of the Code in order to avoid early income inclusion and tax penalties.

Withholding. Participants will be responsible for making appropriate provision for all taxes required to be withheld in connection with any awards, including taxes relating to the vesting, exercise and transfer of shares pursuant to the Incentive Plan. The Company or a subsidiary is authorized to withhold from any payment relating to an Award under the Incentive Plan, including from a distribution of common stock or any payroll or other payment due to a participant, withholding and other taxes due in connection with any transaction involving an award.

Nonqualified Deferred Compensation. Section 409A of the Code contains certain restrictions on the ability to defer receipt of compensation to future tax years. Any award that provides for the deferral of compensation must comply with Section 409A of the Code or else be subject to further adverse tax consequences. If the requirements of Section 409A of the Code are not met with respect to an award, all amounts deferred under the Incentive Plan during the taxable year and all prior taxable years (to the extent not already included in gross income) will be included in the participant’s taxable income in the later of the year in which such violation occurs or the year in which such amounts are no longer subject to a substantial risk of forfeiture, even if such amounts have not been actually received by the participant. In addition, the violation of Section 409A of the Code will result in an additional tax to the participant of 20% of the deferred amount plus applicable interest computed from the date the award was earned, or if later, the date on which it vested.

Excess Parachute Payments. If the vesting or payment of an award made to a “disqualified individual” (as defined in Section 280G of the Code) occurs in connection with a change in control of the Company, such vesting or payment, either alone or when combined with other compensation payments which such disqualified individual is entitled to receive, may result in an “excess parachute payment” (as defined in Section 280G of the Code). Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such “excess parachute payment” received by such “disqualified individual” and Section 280G of the Code would prevent the Company or a subsidiary or affiliate, as applicable, from deducting such “excess parachute payment.”

APPROVAL OF THE AUTHORIZATION OF THE 2025 EQUITY INCENTIVE PLAN AND THE AUTHORIZATION OF 3,950,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

Required Vote

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting on this proposal is required for the approval of the Incentive Plan.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2025 INCENTIVE STOCK PLAN AND THE AUTHORIZATION OF 3,950,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of Nukkleus’ Annual Report on Form 10-K, the Form 10-KT, Form 10-K/A and Form 10-KT/A for the fiscal year ended September 30, 2025 and December 31, 2024 may be obtained without charge by writing to the Chief Financial Officer, Nukkleus Inc., 575 Fifth Avenue, New York, New York 10017. Nukkleus’s Annual Reports can also be found on Nukkleus’s website: www.nukk.com.

Deadline for Submission of Stockholder Proposals and Director Nominations for 2026 Annual Meeting of Stockholders

Stockholders intending to present a proposal or propose a director nominee at our 2026 Annual Meeting must comply with the requirements set forth in the Company’s bylaws and comply with the requirement of Rule 14a-8 of the Exchange Act. The bylaws require, among other things, that a stockholder must have given timely notice of any proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the date of the 2025 annual meeting; provided, however, that if the date of the 2026 Annual Meeting is more than thirty (30) days prior to, or more than sixty (60) days after, the first anniversary of the date of the 2025 annual meeting, to be timely, a stockholder’s notice must be so received not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of (i) the ninetieth (90th) day prior to such annual meeting and (ii) the tenth (10th) day following the day on which public disclosure of the date of the 2026 Annual Meeting is first made by the Company.

Accordingly, for the 2026 Annual Meeting, assuming that the 2025 annual meeting is held on November 6, 2025, notice of a nomination or proposal must be delivered to the Secretary of the Company no later than August 8, 2026 and no earlier than July 9, 2026. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. Proposals or nominations not submitted in accordance with such requirements will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals or nominations in the proxy materials for the 2026 Annual Meeting.

In addition to satisfying the advance notice requirements under the Company’s bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-19(b) under the Exchange Act. Such notice must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2026 Annual Meeting, the Company’s Secretary must receive notice under SEC Rule 14a-19 no later than March 24, 2026.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Proposals should be addressed to Nukkleus Inc., Attn. Corporate Secretary, 575 Fifth Avenue, New York, New York 10017.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Menachem Shalom
Menachem Shalom Chief Executive Officer and Director

Exhibit A — 2025 Equity Incentive Plan

EQUITY INCENTIVE PLAN

NUKKLEUS INC.

2025 EQUITY INCENTIVE PLAN

1. Purpose of the Plan. The purpose of the 2025 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

2. Definitions. Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

3. Administration.

(a) Administration of the Plan. The Plan shall be administered by the Board. All references in the Plan to the “Plan Administrator” shall be to the Board.

(b) Administration and Interpretation by Plan Administrator.

(i) Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Plan Administrator shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to (A) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (B) determine the type or types of Awards to be granted to each Participant under the Plan; (C) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (D) determine the terms and conditions of any Award granted under the Plan; (E) approve the forms of notice or agreement for use under the Plan; (F) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (G) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (H) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (I) delegate ministerial duties to such of the Company’s employees as it so determines; and (J) make any other determination and take any other action that the Plan Administrator deems necessary or desirable for administration of the Plan.

(ii) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Board, whose determination shall be final.

(iii) To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Decisions of the Plan Administrator shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Plan Administrator may determine its actions.

4. Shares Subject to the Plan.

(a) Authorized Number of Shares. Subject to adjustment from time to time as provided in Section 14 below, the number of shares of Common Stock available for issuance under the Plan shall be three million nine hundred fifty thousand (3,950,000) shares. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

(b) Share Usage.

(i) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (A) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (B) covered by an Award that is settled in cash or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(ii) The Plan Administrator shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(iii) Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator may grant Substitute Awards under the Plan. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, and the persons holding such awards shall be deemed to be Participants.

(iv) Notwithstanding any other provisions of this Section 4.(b) to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.(a) above, subject to adjustment as provided in Section 14 below.

5. Eligibility. An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Plan Administrator from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

6. Awards.

(a) Form, Grant and Settlement of Awards. The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine.

(b) Evidence of Awards. Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

(c) Dividends and Distributions. Participants may, if the Plan Administrator so determines, be credited with dividends or dividend equivalents paid with respect to shares of Common Stock underlying an Award in a manner determined by the Plan Administrator in its sole discretion. The Plan Administrator may apply any restrictions to the dividends or dividend equivalents that the Plan Administrator deems appropriate. The Plan Administrator, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (i) be paid at the same time such dividends or dividend equivalents are paid to other stockholders and (ii) comply with or qualify for an exemption under Section 409A.

7. Options.

(a) Grant of Options. The Plan Administrator may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

(b) Option Exercise Price. Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and not less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards. Notwithstanding the foregoing, the Plan Administrator may grant Nonqualified Stock Options with an exercise price per share of less than the Fair Market Value of the Common Stock on the Grant Date if the Option either: (i) is not “deferred compensation” within the meaning of Section 409A; or (ii) meets all the requirements for Awards that are considered “deferred compensation” within the meaning of Section 409A.

(c) Term of Options. Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the “Option Term”) shall be ten years from the Grant Date. For Incentive Stock Options, the Option Term shall be as specified in Section 8.(d) below.

(d) Exercise of Options. The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

Period of Participant’s Continuous Employment or Service With the Company or Its Related Companies From the Vesting Commencement Date	Portion of Total Option That Is Vested and Exercisable
After one (1) year	one quarter (1/4)
After each additional one-month period of continuous service complete thereafter	An additional 1/48
After four (4) years	100%

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.(e) below. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

(e) Payment of Exercise Price. The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Plan Administrator for that purchase, which forms may include:

(i) cash;

(ii) check or wire transfer;

(iii) having the Company withhold shares of Common Stock that would otherwise be issued on exercise of a Nonqualified Stock Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(iv) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(v) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(vi) such other consideration as the Plan Administrator may permit.

(vii) In addition, to assist a Participant (including directors and executive officers) in acquiring shares of Common Stock pursuant to an Option granted under the Plan, the Plan Administrator, in its sole discretion and to the extent permitted by applicable law, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Option, (A) the payment by a Participant of the purchase price of the Common Stock by a promissory note or (B) the guarantee by the Company of a loan obtained by the Participant from a third party. The Plan Administrator shall in its sole discretion specify the terms of any loans or loan guarantees, including the interest rate and terms of and security for repayment.

(f) Effect of Termination of Service. The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Plan Administrator at any time. If not otherwise established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(i) Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(ii) Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(A) if the Participant’s Termination of Service occurs for reasons other than Cause, Disability or death, the date that is three (3) months after such Termination of Service;

(B) if the Participant’s Termination of Service occurs by reason of Disability, the date that is twelve (12) months after such Termination of Service;

(C) if the Participant’s Termination of Service occurs by reason of death, the date that is three (3) months after such Termination of Service; and

(D) the Option Expiration Date.

(iii) Notwithstanding the foregoing, if a Participant dies after the Participant’s Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (A) the Option Expiration Date and (B) the date that is three (3) months after the date of death, unless the Plan Administrator determines otherwise.

(iv) Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

(v) A Participant’s Award Agreement also may provide that (A) if the exercise of the Option following the Participant’s Termination of Services (other than upon the Participant’s death or disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b); or (B) if the exercise of the Option following the Participant’s Termination of Services (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (1) the expiration of the term of the Option or (E) the expiration of a period of thirty (30) days after the Termination of Services, during which the exercise of the Option would not be in violation of such registration requirements.

8. Incentive Stock Option Limitations. Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

(a) Dollar Limitation. To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

(b) Eligible Employees. Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

(c) Exercise Price. Incentive Stock Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

(d) Option Term. Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

(e) Exercisability. An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (i) more than three months after the date of a Participant’s termination of employment if termination was for reasons other than death or disability, (ii) more than one year after the date of a Participant’s termination of employment if termination was by reason of disability, or (iii) more than six months following the first day of a Participant’s leave of absence that exceeds three months, unless the Participant’s reemployment rights are guaranteed by statute or contract.

(f) Taxation of Incentive Stock Options.

(i) In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

(ii) A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

(g) Code Definitions. For the purposes of this Section 8, “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

(h) Stockholder Approval. If the stockholders of the Company do not approve the Plan within twelve (12) months after the Board’s adoption of the Plan (or the Board’s adoption of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code) Incentive Stock Options granted under the Plan after the date of the Board’s adoption (or approval) will be treated as Nonqualified Stock Options. No Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the stockholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code).

(i) Promissory Notes. The amount of any promissory note delivered pursuant to Section 7.(e) above in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. The Plan Administrator may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Plan Administrator shall determine in its sole discretion. An SAR may be granted in tandem with an Option (a “tandem SAR”) or alone (a “freestanding SAR”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.(b) above. An SAR may be exercised upon such terms and conditions and for such term as the Plan Administrator determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (i) the term shall not exceed the term of the related Option and (ii) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

(b) Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (i) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (ii) the number of shares with respect to which the SAR is exercised. At the discretion of the Plan Administrator as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Plan Administrator in its sole discretion.

(c) Waiver of Restrictions. The Plan Administrator, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

10. Stock Awards, Restricted Stock and Stock Units.

(a) Grant of Stock Awards, Restricted Stock and Stock Units. The Plan Administrator may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Plan Administrator shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

(b) Vesting of Restricted Stock and Stock Units. Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions on Restricted Stock or Stock Units, as determined by the Plan Administrator (i) the shares covered by each Award of Restricted Stock shall become freely transferable by the Participant subject to the terms and conditions of the Plan, the instrument evidencing the Award, and applicable securities laws, and (ii) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

(c) Waiver of Restrictions. The Plan Administrator, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

11. Other Stock or Cash Based Awards. Subject to the terms of the Plan and such other terms and conditions as the Plan Administrator deems appropriate, the Plan Administrator may grant other incentives payable in cash or in shares of Common Stock under the Plan.

12. Withholding.

(a) The Company may require the Participant to pay to the Company or a Related Company, as applicable, the amount of (i) any taxes that the Company or a Related Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (ii) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

(b) The Plan Administrator, in its sole discretion, may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (i) paying cash to the Company or a Related Company, as applicable, (ii) having the Company or a Related Company, as applicable, withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (iii) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (iv) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s applicable minimum required tax withholding rate or such other applicable rate as is necessary to avoid adverse treatment for financial accounting purposes, as determined by the Plan Administrator in its sole discretion.

13. Assignability. No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to assign or transfer an Award, subject to such terms and conditions as the Plan Administrator shall specify.

14. Adjustments.

(a) Adjustment of Shares.

(i) In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (A) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or (B) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Plan Administrator shall make proportional adjustments in (1) the maximum number and kind of securities available for issuance under the Plan; (2) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.(b)(iv); and (3) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

(ii) Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Change of Control shall not be governed by this Section 14.(a) but shall be governed by Sections 14.(b) below and 14.(c) below, respectively.

(b) Dissolution or Liquidation. To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

(c) Change of Control.

(i) Notwithstanding any other provision of the Plan to the contrary, unless the Plan Administrator determines otherwise with respect to a particular Award in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change of Control, if and to the extent an outstanding Award is not converted, assumed, substituted for or replaced by the Successor Company, then such Award shall terminate upon effectiveness of the Change of Control. If and to the extent the Successor Company converts, assumes, substitutes for or replaces an outstanding Award, all vesting restrictions and/or forfeiture provisions shall continue with respect to such Award or any shares of the Successor Company or other consideration that may be received with respect to such Awards.

(ii) For the purposes of Section 14.(c), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Change of Control the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the Successor Company, the Plan Administrator may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator, and its determination shall be conclusive and binding.

(iii) Notwithstanding the foregoing, the Plan Administrator, in its sole discretion, may instead provide in the event of a Change of Control that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Change of Control and that each such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Awards (either to the extent then vested and exercisable, or subject to restrictions and/or forfeiture provisions, or whether or not then vested and exercisable, or subject to restrictions and/or forfeiture provisions, as determined by the Plan Administrator in its sole discretion) exceeds (B) if applicable, the respective aggregate exercise, grant or purchase price payable with respect to shares of Common Stock subject to such Awards.

(iv) For the avoidance of doubt, nothing in this Section 14.(c) requires all Awards to be treated similarly.

(d) Further Adjustment of Awards. Subject to Sections 14.(b) above and 14.(c) above, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

(e) No Limitations. The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(f) Fractional Shares. In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.

(g) Section 409A. Subject to Section 22 below, but notwithstanding any other provision of the Plan to the contrary, (i) any adjustments made pursuant to this Section 14 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (ii) any adjustments made pursuant to this Section 14 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (A) continue not to be subject to Section 409A or (B) comply with the requirements of Section 409A.

15. Amendment and Termination.

(a) Amendment, Suspension or Termination. The Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan. Subject to Section 15(b) below, the Board may amend the terms of any outstanding Award, prospectively or retroactively.

(b) Term of the Plan. The Plan shall have no fixed expiration date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (i) the adoption of the Plan by the Board and (ii) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

(c) Consent of Participant.

(i) The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 14 above shall not be subject to these restrictions.

(ii) Subject to Section 22, but notwithstanding any other provision of the Plan to the contrary, the Plan Administrator shall have broad authority to amend the Plan or any outstanding Award without the consent of the Participant to the extent the Plan Administrator deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable law, rule or regulation.

16. No Individual Rights.

(a) No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

(b) Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

17. Issuance of Shares.

(a) Notwithstanding any other provision of the Plan to the contrary, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

(b) As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (i) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (ii) such other action or agreement by the Participant as may from time to time be necessary to comply with federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

(c) To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18. Indemnification.

(a) Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.

(b) The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

19. No Rights as a Stockholder. Unless otherwise provided by the Plan Administrator or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award or an Award of Restricted Stock, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

20. Compliance with Laws and Regulations.

(a) In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

(b) The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan shall comply with the deferral, payout, plan termination and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions; provided, however, that the Plan Administrator makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A. In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A.

21. Participants in Other Countries or Jurisdictions. Without amending the Plan, the Plan Administrator may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Plan Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

22. No Trust or Fund. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

23. Successors. All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

24. Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

25. Choice of Law and Venue. The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the state of Delaware without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the state of California.

26. Legal Requirements. The granting of Awards and the issuance of shares of Common Stock under the Plan is subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

27. Effective Date. The effective date (the “Effective Date”) is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

Appendix A

DEFINITIONS

As used in the Plan:

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Acquisition Price” means the value of the per share consideration (consisting of securities, cash or other property, or any combination thereof), receivable or deemed receivable upon a Change of Control in respect of a share of Common Stock, as determined by the Plan Administrator in its sole discretion.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit or cash-based award or other incentive payable in cash or in shares of Common Stock, as may be designated by the Plan Administrator from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Board, whose determination shall be conclusive and binding.

“Change of Control,” unless the Plan Administrator determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a) a merger or consolidation of the Company with or into any other company or other entity;

(b) a sale, in one transaction or a series of transactions undertaken with a common purpose, of all of the Company’s outstanding voting securities; or

(c) a sale, lease, exchange or other transfer, in one transaction or a series of related transactions, undertaken with a common purpose of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change of Control shall not include (i) a merger or consolidation of the Company in which the holders of the outstanding voting securities of the Company immediately prior to the merger or consolidation hold at least a majority of the outstanding voting securities of the Successor Company immediately after the merger or consolidation; (ii) a sale, lease, exchange or other transfer of all or substantially all of the Company’s assets to a majority-owned subsidiary company; (iii) a transaction undertaken for the principal purpose of restructuring the capital of the Company, including, but not limited to, reincorporating the Company in a different jurisdiction, converting the Company to a limited liability company or creating a holding company; or (iv) any transaction that the Board determines is not a Change of Control for purposes of the Plan.

Where a series of transactions undertaken with a common purpose is deemed to be a Change of Control, the date of such Change of Control shall be the date on which the last of such transactions is consummated.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Company” means Nukkleus Inc., a Delaware corporation.

“Disability,” unless otherwise defined by the Plan Administrator for purposes of the Plan or in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Board, each of whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 30 of the Plan.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5 of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Plan Administrator using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Plan Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Plan Administrator and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7 of the Plan.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Option Term” means the maximum term of an Option as set forth in Section 7.(c) of the Plan.

“Participant” means any Eligible Person to whom an Award is granted.

“Plan” means the 2022 Equity Incentive Plan.

“Plan Administrator” has the meaning set forth in Section 3.(a) of the Plan.

“Related Company” means any entity that, directly or indirectly, is in control of, is controlled by or is under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10 of the Plan, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Section 409A” means Section 409A of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.(a) of the Plan to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10 of the Plan, the rights of ownership of which are not subject to restrictions prescribed by the Plan Administrator.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10 of the Plan.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company, the acquiring company or its parent, as applicable, in connection with a Change of Control.

Termination of Service,” unless the Plan Administrator determines otherwise with respect to an Award, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death or Disability. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Board, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Board determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Plan Administrator as the date from which an Award begins to vest.

201376 Nukkleus Inc. Proxy Card Rev2 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2025

Vote by Internet, Telephone, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

NUKKLEUS INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on November 5, 2025.

VOTE BY INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend; **https://www.cstproxy.com/nukk/sm2025**

MOBILE VOTING –
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

1. Election of Directors

NOMINEES

01 Menachem Shalom
02 David Rokach
03 Tomer Nagar
04 Aviya Volodarsky
05 Reuven Yeganeh

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.)

____

2 To ratify the appointment of Somekh Chaikin as the Company's independent external auditors for the fiscal year ending December 31, 2025 and authorize the Board to fix their remuneration.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

NOTE: In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

CONTROL NUMBER

Signature______________________**Signature, if held jointly**______________________**Date**__________, **2025**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally, but only one holder is required to sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

201376 Nukkleus Inc. Proxy Card Rev2 Back

2025

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 6, 2025 10:00 AM

To view 2025 Proxy Statement, 2024 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/nukk/sm2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NUKKLEUS INC.

The undersigned shareholder hereby appoints Menachem Shalom as attorney and proxy for the undersigned, with the power to appoint his substitute, to represent and to vote all the shares of the common stock of Nukkleus Inc. (the “**Company**”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held virtually by webcast at **https://www.cstproxy.com/nukk/sm2025** on November 6, 2025, at 10:00 a.m., Eastern Time, and any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS AND FOR PROPOSALS 2 AND 3.

(Continued, and to be marked, dated and signed, on the other side)